Valley
National
Bank
Valley National Bancorp

Valley National Bancorp

August 6, 2008 Exhibit 99.1

This presentation contains forward looking statements concerning Valley’s future business outlook, financial condition and operating results. Generally, the words "will," "may," "should," "continue," "believes," "expects," "anticipates" or similar expressions identify forward looking statements. Readers are advised not to place undue reliance on these forward looking statements as they are influenced by certain risk factors and unpredictable events. Factors that could cause actual results to differ materially from those predicted by the forward looking statements include among others:
unanticipated changes in the financial markets and the resulting effects on financial instruments in Valley’s investment portfolio;
unanticipated changes in the direction of interest rates;
volatility in earnings due to certain financial assets and liabilities held at fair value;
the occurrence of an other-than-temporary impairment to investment securities classified as available for sale or held to maturity;
stronger competition from banks, other financial institutions and other companies;
changes in loan, investment and mortgage prepayment assumptions;
insufficient allowance for credit losses;
a higher level of net loan charge-offs and delinquencies than anticipated;
a decline in the economy in Valley’s primary market areas, mainly in New Jersey and New York;
changes in relationships with major customers;
changes in effective income tax rates;
higher or lower cash flow levels than anticipated;
unanticipated difficulties relating to the systems integration of Greater Community;
the inability to realize expected cost savings and synergies from the acquisition of Greater Community in the amounts and timeframe anticipated;
material adverse changes in Valley’s operations or earnings;
the inability to retain Greater Community’s customers or employees;
inability to hire or retain qualified employees;
a decline in the levels of deposits or loss of alternate funding sources;
a decrease in loan origination volume;
a change in legal and regulatory barriers including issues related to compliance with anti-money laundering (“AML”) and bank secrecy act (“BSA”) laws;
adoption, interpretation and implementation of new or pre-existing accounting pronouncements;
the development of new tax strategies or the disallowance of prior tax strategies;
operational risks, including the risk of fraud by employees or outsiders and unanticipated litigation pertaining to Valley’s fiduciary responsibility; and
the inability to successfully implement new lines of business or new products and services.
NOTE:  Valley disclaims any obligation to update or revise forward looking statements for any reason.
Information For Investors And Shareholders

Overview of Valley National Bancorp
80 Years - Commercial Bank
Management Longevity/Ownership
Office of the Chairman – total of 146 years, 24.3 years on average
Big Bank – Act Like Small Privately Owned Company
Marketplace
Sound Asset Quality
Strong Financial Performance
Consistent Shareholder Returns

Historical Performance
*  Per share data reflects the 5% common stock dividend issued on May 23, 2008.
** Includes $10.4 million after-tax, or $0.08 per share, other-than-temporary impairment charge on government-sponsored investment grade perpetual callable preferred securities.
Historical Financial Data (1987-2007)*
(Dollars in millions, except for share data)
Diluted
Year Total Net Earnings Stock Splits
End Assets Income Per Share and Dividends
2007 $12,749 $153.2 ** $1.21 1.25% 16.43% $ 0.83 5/07 - 5% Stock Dividend
2006 12,395 163.7 1.27 1.33 17.24 0.81 5/06 - 5% Stock Dividend
2005 12,436 163.4 1.29 1.39 19.17 0.79 5/05 - 5% Stock Dividend
2004 10,763 154.4 1.28 1.51 22.77 0.77 5/04 - 5% Stock Dividend
2003 9,873 153.4 1.27 1.63 24.21 0.73 5/03 - 5% Stock Dividend
2002 9,148 154.6 1.23 1.78 23.59 0.70 5/02 - 5:4 Stock Split
2001 8,590 135.2 1.03 1.68 19.70 0.65 5/01 - 5% Stock Dividend
2000 6,426 106.8 0.99 1.72 20.28 0.61 5/00 - 5% Stock Dividend
1999 6,360 106.3 0.94 1.75 18.35 0.58 5/99 - 5% Stock Dividend
1998 5,541 97.3 0.90 1.82 18.47 0.53 5/98 - 5:4 Stock Split
1997 5,091 85.0 0.82 1.67 18.88 0.45 5/97 - 5% Stock Dividend
1996 4,687 67.5 0.72 1.47 17.23 0.41 5/96 - 5% Stock Dividend
1995 4,586 62.6 0.66 1.40 16.60 0.39 5/95 - 5% Stock Dividend
1994 3,744 59.0 0.73 1.60 20.03 0.38 5/94 - 10% Stock Dividend
1993 3,605 56.4 0.71 1.62 21.42 0.30 4/93 - 5:4 Stock Split
1992 3,357 43.4 0.55 1.36 19.17 0.26 4/92 - 3:2 Stock Split
1991 3,055 31.7 0.41 1.29 15.40 0.25
1990 2,149 28.6 0.37 1.44 14.54 0.25
1989 1,975 36.0 0.46 1.92 19.93 0.24
1988 1,835 34.2 0.44 2.00 20.96 0.21 7/88 - 3:2 Stock Split
1987 1,663 32.1 0.42 2.02 22.95 0.21
Return on
Average
Assets
Return on
Average
Equity
Dividends
Per Share

Valley’s Performance
Consistent strong performance despite difficult
economic / market conditions
Compressed margins
Flat to inverted yield curve
Impact of marketplace to riskier loans, terms and
conditions
Market dislocation
Valley’s objectives
Maintain a quality balance sheet
Manage balance sheet, not be managed by balance
sheet growth
Continue to produce strong operating results
Minimize earnings volatility

Credit Quality
Focus on loan quality and profitability over growth
Proven record of superior asset quality
throughout various economic cycles
Have always abstained from exotic residential
mortgage structures and other volatile products,
including sub-prime loans, option ARMs and high
loan to value home equity and residential loans

Credit Culture
Personal guarantees on most commercial loans
Strong borrower moral character
Borrower experience in similar type projects
Low loan to value ratios
Strong customer FICO score
Loan decisions not driven by yield but rather by
loan quality

Percentage of Total and Average Loans

Valley National Bancorp

Loan Quality  2003- 6/30/2008
0.36%
0.11%
0.44%
0.11%
0.32%
0.05%
0.33%
0.12%
0.36%
0.14%
0.30%
0.20%
0.00%
0.50%
1.00%
1.50%
2.00%
2003 2004 2005 2006 2007 6/30/2008
Non-Performing Loans to Total Loans Net Charge-offs to Average Loans annualized

Net Charge-offs to Average Loans (%)

Valley National Bancorp

Net Charge-offs to Average Loans*
2003 – 2008 YTD
(average)
*Source - SNL Financial
0.12%
0.26%
0.37%
1.07%
0.00%
0.15%
0.00%
0.26%
0.22%
0.43%
0.00%
0.13%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
Total Loans Consumer Home Equity Construction &
Development
Commercial 1-4 Family
Valley Peer Group
Peer group consists of banks with total assets between $3 billion and $50 billion

Net Charge-offs to Average Loans (%)
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
3/31/08

Valley National Bancorp

10 Net Charge-offs to Average Loans 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Valley FDIC Insured Commercial Banks Total Loan Portfolio Source – FDIC Recession

Residential Mtg. Customer Profile
750 Current FICO Score
42% Current Market Value Loan to Value
59% Original Loan to Value
Residential
Customer
1
Valley customer profile reflects an portfolio review conducted by an independent 3 party in September 2007
2
Reflects March 31, 2008, Countrywide servicing data
3
Reflects June 30, 2008 delinquency rates
30 day + Delinquency Rate
Valley Customer Profile
0.14% 6.59% Home Equity Loans
27.66%
4.21%
Industry
2
N/A Sub-prime Loans
0.34% Residential Mortgage
Valley
3
1
rd

Net Charge-offs to Average Loans (%)
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
03/31/08

Valley National Bancorp

Net Charge-offs to Average Loans
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
Valley FDIC Insured Commercial Banks
Residential Mortgages
*Valley’s Increase between 1993 – 1997 is mainly attributable to acquisitions
Source – FDIC
Recession

Net Charge-offs to Average Loans (%)
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
03/31/08

Valley National Bancorp

Net Charge-offs to Average Loans
-0.20%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
Valley FDIC Insured Commercial Banks
Home Equity
Recession
*Valley’s Increase between 1993 – 1997 is mainly attributable to acquisitions
Source – FDIC

Greater Community Bank Acquisition
Overview
Commercial bank with nearly $1.0 billion in total
assets
Well-run financial institution - credit quality, loan
underwriting standards and no exposure to sub-prime
16 full-service branches located in northern New
Jersey
Deal Expectations
Over 30% of non-interest expense cost saves
Accretive to EPS within one year from closing

Hawthorne
Glen Rock
North Haledon
Hamburg
Wayne
Pompton
Haledon
Prospect Park
Fair Lawn
Paramus
Oradell
Haworth
Demarest
Dumont
New Milford
River Edge
Cresskill
Bergenfield
Lincoln Park
202
Paterson
Mclean
4
Tenafly
Totowa
80
Elmwood Park
Saddle Brook
Maywood
West Paterson
Hackensack
Teaneck
Garfield
North Caldwell
Little Falls
Clifton
Lodi
Bogota
46
Teterboro
Ridgefield Park
Cedar Grove
Passaic
Little Ferry
Fort Lee
West Caldwell
Wallington
Carlstadt
Moonachie
Verona
Rutherford
Ridgefield

Valley National Bancorp

15 Greater Community Bank 8 new communities Minimal overlap Valley National Bank Greater Community Bank

Valley’s Capital Position
7.18%
Tangible Equity to
Risk Weighted Assets
7.43%
5.70%
Tangible Equity to
Tangible Assets
5.86%
11.02% Total Capital 11.25%
9.31% Tier 1 Capital 9.51%
7.41% Leverage Ratio 7.51%
Proforma –
Post Merger
As of June 30,
2008

Rockland County, NY
Sussex County, NJ
Passaic County, NJ
Bergen County, NJ
Morris County, NJ
Essex County, NJ
Somerset County, NJ
Union County, NJ
Middlesex County, NJ
Monmouth County, NJ

Valley National Bancorp

Valley’s New Jersey and Rockland
County Locations
Current Valley branches
Branches under construction
Branches under Construction
Milltown, Middlesex County
North Brunswick, Middlesex County
Freehold, Monmouth County
Manalapan, Monmouth County
Montebello, Rockland County

New York County, NY
Queens County, NY
Kings County, NY

Valley National Bancorp

Valley’s New York City Locations
Current Valley branches
Branches under construction
Branches under Construction
4501 13   Avenue, Brooklyn
2054 86   Street, Brooklyn
207 Brighton Beach Avenue, Brooklyn
1212 Avenue M, Brooklyn
2902 Avenue U, Brooklyn
111 4   Avenue, Manhattan
107 Liberty Avenue, Queens
69-20 80  Street, Queens
61-80 Grand Avenue, Queens
76-09 Main Street, Queens
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th
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For More Information
Log onto our web site:   www.valleynationalbank.com
Visit our kids site: www.vnbkids.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC